Exhibit 99.2


News

                                                         [Southern Company Logo]




Media Contacts:
John Sell, Georgia Power: 404-506-7676 or 1-800-282-1696
John Kraft, Savannah Electric: 912-238-2267 (office) or 912-921-3861 (pager) Terri Cohilas, Southern Company: 404-506-5333 or 1-866-506-5333 media@southerncompany.com www.southerncompany.com


                                                          Dec. 13, 2005

                     Southern Company approves plan to merge
                      Savannah Electric into Georgia Power

ATLANTA - Southern Company President and CEO David Ratcliffe announced today that the boards of directors of Southern Company, Savannah Electric and Georgia Power have approved a plan to merge Savannah Electric into Georgia Power. The companies expect to complete the merger, pending required approvals, by July of 2006.

Ratcliffe said the merger is expected to reduce the impact of future rate increases for Savannah Electric customers, result in future operational efficiencies for the combined company and enhance the future economic well-being of Savannah Electric's service area, the strongest economy of any metro area in Georgia.

Savannah Electric customers are expected to benefit from Georgia Power's more diverse and cost-efficient generating fleet, which includes coal-fueled, nuclear and hydro electric generating units, in addition to natural gas-fueled units.

Ratcliffe pledged Georgia Power's continued involvement in, and support of, civic efforts in the Savannah community, and said Savannah Electric employees would fill most of the positions in a new Georgia Power region organization headquartered in Savannah. While the new region organization is expected to require fewer positions, the companies plan to offer voluntary severance to affected non-union Savannah Electric employees and try to find positions elsewhere within Southern Company for those who are not offered positions in the new organization.

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Savannah Electric management plans to meet soon with union leadership to discuss issues around job opportunities, transition and severance benefits for employees covered by bargaining agreements.

"Savannah Electric has been an important local business in the Savannah community for 123 years," Ratcliffe said. "That's a long history that we respect and the combined company will continue to honor."

"Savannah Electric has a tradition of great customer service and community involvement," added Mike Garrett, president and CEO of Georgia Power. "Combining these companies will strengthen our ability to continue this tradition."

The Savannah Electric board of directors also today elected Anthony James chairman of the board and Craig Barrs president and CEO of Savannah Electric. James will remain chairman until Feb. 1, at which time he will become executive vice president of Southern Company Services and president of the shared services group, which includes those centralized corporate functions that are providing services to Southern Company's operating companies and other businesses. James will be based in Atlanta and report to Ratcliffe. Barrs, who most recently served as vice president of community and economic development for Georgia Power, will be named vice president of Georgia Power's new coastal region when the merger of Georgia Power and Savannah Electric is completed.

Under the merger agreement, Southern Company will continue to own all of the outstanding common stock of Georgia Power, which will be the surviving corporation in the merger. Preferred shareholders of Savannah Electric will receive shares of Georgia Power preferred stock in exchange for their Savannah Electric preferred stock, and Georgia Power will assume Savannah Electric's obligations under its outstanding debt securities.

The merger will require the approval of Savannah Electric's common and preferred shareholders, as well as various regulatory approvals, including the approval of the Federal Energy Regulatory Commission. In addition, Georgia Power also will ask the Georgia Public Service Commission to approve asset, service territory, Integrated Resource Plan (IRP) and service rule transfers. Georgia Power plans to seek approval of new fuel cost recovery rates from the Georgia Public Service Commission, including a fuel recovery rate expected to be significantly lower for former Savannah Electric customers and a merger transition charge to better align Savannah Electric's base rates with Georgia Power's base rates.

With more than 4 million customers and more than 40,000 megawatts of generating capacity, Atlanta-based Southern Company (NYSE: SO) is the premier super-regional energy company in the Southeast and a leading U.S. producer of electricity. Southern Company owns electric utilities in four states, a growing competitive generation company and a competitive retail natural gas business, as well as fiber optics and wireless communications. Southern Company brands are known for excellent customer service, high reliability and retail electric prices that are 15 percent below the national average. Southern Company has been

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ranked the nation's top energy utility in the American Customer Satisfaction
Index six years in a row. Southern Company has more than 500,000 shareholders, making its common stock one of the most widely held in the United States. Visit the Southern Company Web site at www.southerncompany.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release includes forward-looking statements under federal securities laws. These forward-looking statements include statements regarding potential benefits of the proposed merger, integration plans, expected operational efficiencies, anticipated future rate impacts for customers and other statements regarding the plans, strategies and expectations of management. These statements are based on the current expectations of management and a number of risks and uncertainties could cause actual results to differ materially from these forward-looking statements. For example, (1) the companies may be unable to obtain the shareholder approvals required for the transaction; (2) the companies may be unable to obtain regulatory approvals required for the transaction, or regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the transaction; (3) problems may arise in successfully integrating the operations of the companies, which may result in the combined company not operating as effectively and efficiently as expected;
(4) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (5) the credit ratings of the combined company may be different from what the companies expect; (6) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (7) the companies may be adversely affected by other economic, business and/or competitive factors. Additional factors that may affect the future results of Southern Company, Georgia Power and Savannah Electric are set forth in their respective filings with the Securities and Exchange Commission ("SEC"), which are available at www.sec.gov. The companies disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed merger, a registration statement of Georgia Power, which will include a proxy statement of Savannah Electric, and other materials, will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA POWER, SAVANNAH ELECTRIC AND THE PROPOSED MERGER. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about Georgia Power and Savannah Electric at http://www.sec.gov, the SEC's website.

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Georgia Power, Savannah Electric and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Savannah Electric's preferred shareholders with respect to the proposed merger. Information regarding the officers and directors of Georgia Power is included in its definitive information statement for its 2005 Annual Meeting filed with the SEC on April 22, 2005. Information regarding the officers and directors of Savannah Electric is included in its Annual Report on Form 10-K for the year ended December 31, 2004. More detailed information regarding the identity of potential participants, and their direct or indirect interests, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

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